As filed with the U.S. Securities and Exchange Commission on November 19, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22282

Cook & Bynum Funds Trust
 (Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
 (Address of principal executive offices) (Zip code)

Mr. J. Dowe Bynum
2830 Cahaba Road
Birmingham, AL 35209
 (Name and address of agent for service)

With copies to:

Timothy Selby
Alston & Bird LLP
90 Park Avenue
New York, NY 10016

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2018

Date of reporting period:  September 30, 2018

Item 1. Reports to Stockholders.

Annual Report  |  September 30, 2018

Table of Contents

Shareholder Letter	1

Manager Commentary	8

Disclosure of Fund Expenses	13

Schedule of Investments	15

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	19

Financial Highlights	20

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	32

Additional Information	33

The Cook & Bynum Fund	Shareholder Letter
September 30, 2018 (Unaudited)

Dear Partners:

For the one-year period ended September 30, 2018, The Cook & Bynum Fund (the “Fund”) was down -0.89% compared to a gain of 17.91% for the S&P 500 plus Dividends (“S&P”) and 10.35% for the MSCI All Country World Index (“MSCI ACWI”).  Since inception on July 1, 2009 through September 30, 2018, the Fund is up 8.10% per annum compared to 15.62% for the S&P and 11.31% for the MSCI ACWI.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

Portfolio Update

So far this calendar year, equity indices composed of companies based outside the United States – and especially those based in emerging markets – experienced the compounding impact of share price declines and weakening local currencies against the U.S. dollar.  Here are a few examples of the year-to-date performance of some international equity and currency indices against the S&P and the U.S. Dollar Index:

Source: Bloomberg

The Cook & Bynum Fund	Shareholder Letter
September 30, 2018 (Unaudited)

Further illustrating the disparity, since their peaks on January 26, 2018 through late October, the MSCI ACWI excluding the U.S. is down 18%, and the MSCI Emerging Markets Index is down 25%.  Returns for the period suffered alongside these declines in foreign indices because of the Fund’s meaningful international holdings.  When political and macroeconomic risks in these countries emerge – say the election of a socialist-leaning leader or weakness in the prices of a country’s primary exports – capital will flow out of these markets, oftentimes chaotically.  We like and carefully look for indiscriminate selling where speculators dump stakes in good businesses for non-fundamental reasons.  Our efforts to buy undervalued businesses are easier when fear pervades, and international markets are increasingly riddled with trepidation.  Indeed, we were able to build a position in a new investment and increase the size of our existing holdings in Liberty Latin America and Anheuser-Busch InBev (AB InBev) during the last six months1.

Our new position is in Union De Cervecerias Peruanas Backus Y Johnston SA (“Backus”).  Majority owned and controlled by AB InBev, Backus manufactures and sells beer and non-alcoholic beverages in Peru, including under Cristal, Pilsen Callao, and Cusquena labels.  We have long admired the business, which enjoys outstanding brand equity and greater than 95% share in beer in Peru.  We have studied its execution at the point of sale on a series of research trips to Peru over the past seven years.  The company is an excellent operator that benefits from economies of scale thanks to a world-class distribution network that works to meet the demands of a fragmented marketplace.  In total, the company’s moat produces 40%+ returns on tangible assets, 70% returns on equity, and EBITDA margins greater than 45%.  We expect Backus to grow revenues and earnings for years to come as the Peruvian middle class expands in both size and wealth and a strong management team executes its strategy of introducing premium product upgrades (including Corona, Bud, and Stella Artois from the broader AB InBev portfolio) to the various sales channels.  Backus roughly doubled the sales of these higher-margin premium products in 2017, and we expect strong results again this year.  Thanks to our contact network in the region, we were able to identify and acquire a block of shares at an attractive price as the broader market sold off.  We hope to buy more at the currently-prevailing stock price.

________________

[1]	Please see the Manager Commentary section for further discussion of the additions to the Fund’s investments in Liberty Latin America and AB InBev.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2018 (Unaudited)

Where We Are Looking For Value

Earlier, we shared the year-to-date results for several international indices and discussed how short-term volatility creates opportunities that we work to exploit.  Longer-term returns for this group of indices are even more interesting.  This chart shows their performance against the S&P over the past decade:

Source: Bloomberg (October 2008 through September 2018)

The results are striking: the stock prices of a basket of U.S.-domiciled companies have dramatically outperformed their international counterparts.  In Latin America, this relative change in prices is even more pronounced.  These index movements have had a predictable impact on prevailing valuations:

Source: Bloomberg (forward price-to-earning multiples as of September 30, 2018)

The Cook & Bynum Fund	Shareholder Letter
September 30, 2018 (Unaudited)

Of course, it is insufficient to look at headline returns and aggregate valuation metrics and assume there is a treasure trove of opportunity, but these stark differences in past appreciation and current valuations are useful as starting points for where to focus our research.  As long-term value investors, it makes sense to study equity markets and economic regions where stock prices have fallen, or, at least, have risen more slowly and where valuations are more attractive.  We have made research trips to Belgium, France, Germany, Great Britain, Greece, Hungary, Israel, Mexico, the Netherlands, Poland, Russia, and Spain this year.  We expect our current international focus to remain until the valuations of U.S. businesses become more attractive.

To be clear, we do not invest on a top-down basis in any country or region.  For example, indices in emerging markets are heavily weighted with financials, commodity producers, and utilities.  Industries like these are typically difficult for foreigners to underwrite and therefore have limited interest to us.  We remain security analysts who hunt widely and carefully for quality businesses with high returns on incremental capital led by managers who think and act like owners.  We are prepared to act swiftly when such businesses in our circle of competence become attractively priced, but we always carefully adhere to our underwriting processes.  We hope the following case study of an investment we did not make demonstrates our commitment to this discipline.

No, Not Now, Too Hard, or Never

The portfolio update sections of our letters – including the one above – almost invariably share only the buy and sell decisions that we do make, rather than the ones that we do not.  Meanwhile, we spend most of our time evaluating investment opportunities that we ultimately choose not to make.  In our efforts to best compound wealth over time, we assiduously work to avoid permanent losses of capital in each individual investment.  The cornerstones for achieving this goal are disciplined underwriting, a high bar for deciding when our information or understanding is adequate to make an investment, and a commitment to paying a price that is a meaningful discount to our conservative assessment of a company’s intrinsic value.  So, in order to balance our tendency to explain only investments that get into the portfolio, we want to share this recent example of a company on which we did a significant amount of work, but in which we ultimately decided not to invest.

We began researching this business earlier this year as part of an overseas research trip.  We were previously aware of the company, but as its stock had been highly priced, we had never done a deep dive into the business.  Its valuation changed quickly, however, as macroeconomic issues led to a

The Cook & Bynum Fund	Shareholder Letter
September 30, 2018 (Unaudited)

significant and broad sell-off in the company’s domestic stock market.  We love situations where stock price performance is driven by factors other than a company’s underlying and expected operating performance, and our initial reaction was that this idea could be just such an opportunity.  So we dug in.  We liked what we discovered in our initial review of the company’s filings and our financial analysis.  With our preliminary interest confirmed, we had a series of in-person meetings with management during our trip to its home country (the company also has meaningful operations elsewhere in the region).  While on the ground, we visited over one hundred points-of-sale and engaged in an extensive series of conversations with consumers to better understand the business and its competitors.  These assessments confirmed the power of the company’s various brands and their favorable positioning in consumers’ minds.  Additionally, we met or talked with a dozen or more retailers who carried the company’s products in both formal and informal channels.  In total, these efforts made it clear to us that the company had a portfolio of products with strong brand equity, growing market share, extensive distribution reach, a runway for continued growth, and pricing power.  Its balance sheet debt is offset by an equity ownership position in a foreign business operating primarily in developed currencies.  This natural currency hedge is particularly useful protection in a choppy macroeconomic environment that impacts lending and foreign exchange markets.  In short, this business is just the kind that we understand well and love.

The company’s stock price (in USD terms) ultimately fell about 75% from the highs registered before the broader market sell-off in the country. At this price, the market was valuing the company at about ten times our estimate of owner-earnings.  This valuation level is rare for an effectively debt-free company with 20% returns on capital and consistent earnings growth across volatile macroeconomic conditions. We would be paying a cheap-to-fair price for the company’s high-growth international operations and essentially getting the company’s attractive core domestic franchise for “free.”

So why did we not invest in a business that we liked that seemed to be trading at such a compelling valuation?  The company’s ownership structure prevented us from achieving the level of comfort we deem necessary to put the Fund’s capital at risk.  The business is part of a large conglomerate whose parent company is controlled by a well-known, wealthy businessman.  We have experience with comparable corporate structures as our fellow shareholders in emerging markets are frequently prominent local families and/or multinational companies. But each situation is unique and must be analyzed on its own merits.  As prospective long-term owners in the business, we spent significant time trying to understand the reputation and historical behavior of the parent

The Cook & Bynum Fund	Shareholder Letter
September 30, 2018 (Unaudited)

company and its controlling shareholder, who would effectively be our majority partner in this investment.  We worked hard to figure out the inherent conflicts of interest between the various businesses within the conglomerate and how these dynamics might impact this prospective investment.

We started with a handful of meetings with the management teams of the privately-held parent company, the subsidiary that was the target of our particular interest, and another publicly-listed subsidiary within the conglomerate to understand the group’s overall structure, related-party transactions, and capital allocation framework.  Some questions we were trying to answer about the group included: Why is it structured with so many related parties?  How material are the related-party transactions?  How frequent are these transactions, and how are prices determined?  What role do subsidiaries play in group capital allocation decisions?  To augment these calls, we had a series of discussions with people who were not directly associated with the company, but had first-hand knowledge of the operations of both the parent company and its subsidiaries.  This network included competitors, former employees, economists, and investors, among others.  These conversations clarified two specific concerns: (i) the amount and term of the debt at the parent company could force the controlling shareholder to make decisions to benefit the parent company at the expense of its subsidiaries, and (ii) the fuzziness of the related-party transactions involving the company’s procurement and distribution operations left many avenues to funnel profits and cash from one subsidiary to another in ways that could be impossible to detect as an outsider.  Notably, it is not clear that existing transactions are unfavorable, but their opacity and the growing motivation to fix the leverage problems at the parent company meant that, as a prospective minority shareholder, we could not trust that our interests would be appropriately respected and protected.  Many people have a history of acting honorably until put under extreme pressure.

We recognize that investors with shorter time horizons might attempt to profit from a potential short-term re-valuation of a high-quality, growing business.  Our timeframe and investment framework, however, preclude us from taking a similar path.  The longer road lends itself to a greater probability of experiencing the negative ramifications of a “bad marriage.”  Our endeavor, as it has been since the inception of the firm seventeen years ago, is to make investment decisions for the long term.  We have no interest in making, and think it is difficult to make, an investment based on short-term prospects without risking a permanent impairment of capital.  A long-term horizon allows us to have patience and staying power if the markets move against us in the short term.

The Cook & Bynum Fund	Shareholder Letter
September 30, 2018 (Unaudited)

For much of the history of our firm, we have included a phrase in the closing paragraph of each shareholder letter that is worth highlighting here: “…we never feel pressured to make an investment.”  So, considering this case study for an investment we did not make, we wanted to briefly explore what this commitment looks like in practice.  When researching a company, we try carefully to avoid creating incentives that place more value on either a “yes” or “no” answer to the question of whether a business qualifies to be in the Fund’s portfolio.  As best we can, we are seeking the objective truth about each idea, and we want our research team to have the intellectual freedom to be comfortable with either answer.  We fully recognize the inherent psychological biases that can seep into decision making, so we try structurally to codify this “truth-seeking” goal.  Most importantly, our research team is not financially rewarded for either the number of ideas they place in the portfolio or the performance of a specific idea.  In fact and aligned with this incentive structure, no one member of the research team “owns” or is assigned primary responsibility for any business that we are underwriting.  Instead, each team member completes primary research to develop his own view on the most important aspects of the business.  We use these informed perspectives to then challenge each other’s conclusions with the goal of collaboratively and objectively building an integrated view about each idea.  Collectively, these structures help us remain process-oriented rather than outcome-focused.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We eschew leverage to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

J. Dowe Bynum

David A. Hobbs, Jr.

The Cook & Bynum Fund	Manager Commentary
September 30, 2018 (Unaudited)

As of September 30, 2018 the net asset value (NAV) attributable to the 9,024,841 shares outstanding of The Cook & Bynum Fund (“Fund”) was $16.07 per share. This NAV compares with an unaudited NAV of $16.54 per share as of the Fund’s Semi-Annual Report dated March 31, 2018.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 9.30.18

Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception(1)
The Cook & Bynum Fund	-0.89%	5.74%	4.05%	8.10%
S&P 500 Index(2)	17.91%	17.31%	13.95%	15.62%
MSCI ACWI Index Gross (USD)(3)	10.35%	14.02%	9.25%	11.31%

(1)	Fund inception date of July 1, 2009.
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.  The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.  You cannot invest directly in an index.

(3)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. You cannot invest directly in an index.

As of September 30, 2018 the gross and net expense ratios of the Fund were 1.82% and 1.49%, respectively. Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2020.

The Cook & Bynum Fund	Manager Commentary
September 30, 2018 (Unaudited)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements. Without these waivers and reimbursements, performance would have been lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Many factors affect performance including changes in market conditions in response to economic, political, or financial developments. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values, and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the S&P.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 9.30.18

The Cook & Bynum Fund	Manager Commentary
September 30, 2018 (Unaudited)

Portfolio Changes for the six months ended 9.30.18

New Holdings	Eliminations
Union de Cervecerias Peruanas	None
Backus y Johnston SAA

The broad-based decline of international stocks presented several opportunities to put the Fund’s capital to work in the past six months.  The Shareholder Letter section of this report includes an introduction to our newly initiated position, Union De Cervecerias Peruanas Backus Y Johnston SA (“Backus”).  We are excited to be long-term shareholders in this exceptional business.

Beyond the building of this new position, we were also able to increase the Fund’s investments in two of its existing holdings.  Both companies’ intrinsic value grew during the period even as their stock prices fell alongside the broader markets, which simultaneously increased our expectations for future returns while decreasing the likelihood of permanent capital impairment from them.  As we explored in depth in the Semi-Annual Report dated March 31, 2018, Liberty Latin America is a leading cable and mobile telecom operator in Latin America and the Caribbean that offers broadband internet, video/cable TV, fixed-line telephony, mobile, and a suite of other value-added business-to-business services.  The company’s Chilean, Panamanian, and Caribbean operations continue to perform well, and the operational recovery in Puerto Rico following Hurricane Maria has been in-line or ahead of expectations.  Additionally, Liberty Latin America completed the acquisition of Cabletica in Costa Rica during the second quarter, demonstrating the potential for the company to build significant shareholder value by prudently expanding its geographic footprint and realizing superior operating scale along the way.  Overall, Liberty Latin America remains competitively entrenched in markets with appealing growth potential and continues to earn high incremental returns on invested capital.  Importantly, members of the management team increased their ownership through open market purchases during the period, further enhancing their alignment with other shareholders.

The other addition was to the Fund’s investment in Anheuser-Busch InBev.  AB InBev is the largest global brewer by volume with roughly triple the scale and double the operating margin of the #2 player Heineken.  In addition to strong brand equity, ABI owns the distribution networks in most of its markets, which is a strong secondary moat for the business.  We have witnessed the power of superior execution at the point of sale in other successful emerging market businesses (e.g. Arca Continental) that have a

The Cook & Bynum Fund	Manager Commentary
September 30, 2018 (Unaudited)

highly fragmented route to market because of the large informal market populated by mom and pop stores.  As the dominant player in many of its markets, ABI enjoys substantial pricing power, which helps the company pass on, with some lag, input cost pressures.  We also remain pleased with the progress ABI continues to make with the integration of the SAB Miller merger.  These cost savings and cross-selling opportunities, particularly upselling of premium products, will flow to the bottom line over the next few years.

Craft brewing growth in the United States is waning, and we do not expect craft to be a huge threat in other ABI markets for several reasons.  First, brewing is a scale business with large capital requirements.  Second, without the Unites States’ three-tier distribution system that is a legacy of Prohibition, the route to market outside the U.S., where the producer can also be the distributor, tends to exclude new entrants.  Third, ABI, aware of the risk, is intentionally innovating its own “craft” beers to satisfy customer demand in its emerging markets before third parties can gain a foothold.  In the United States, headlines have focused on the falling demand for Bud Light, but declines in Bud Light volumes are somewhat mitigated by the continued strong growth of Michelob Ultra.  In total, the U.S. business continues to be a cash cow generating over $6 billion of annual operating profit that can be redeployed into fast-growing emerging markets.  ABI is forward thinking about managing demographic trends, creating attractive offerings for women, nurturing premium brands, and targeting wine and spirits drinkers.  In a vote of confidence, controlling shareholders and members of management continue to buy shares in the open market, including more than $400 million worth in the last six months alone.

Performance Contribution

Liberty Latin America was the biggest positive contributor to the Fund’s performance during the six months ended September 30th, followed by positive gains from Berkshire Hathaway, Coca-Cola, Backus, and Corporación Lindley.  AB InBev, Coca-Cola Embonor, and Arca Continental all detracted from the Fund’s returns during the period, with currency depreciation directly and adversely impacting the latter two positions.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

The Cook & Bynum Fund	Manager Commentary
September 30, 2018 (Unaudited)

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves. At period end, the Fund had 31.4% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). CBCM anticipates that this percentage of assets invested in cash equivalents is higher than the average will be over time. There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund. Your portfolio manager does not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Read the prospectus carefully before investing.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2018 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from April 1, 2018 through September 30, 2018.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
September 30, 2018 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	4/1/18 to	Expense
	4/1/18	9/30/18	9/30/18(1)	Ratio
Actual Fund Return	$1,000.00	$ 971.60	$7.36	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.60	$7.54	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2018

Description	Shares	Value
DOMESTIC COMMON STOCKS (12.7%)

Conglomerates (7.2%)
Berkshire Hathaway, Inc. – Class B(1)	49,000	$10,491,390

Syrup and Concentrate Manufacturing (5.5%)
Coca-Cola Co.	172,310	7,958,999
TOTAL DOMESTIC COMMON STOCKS
(Cost $10,378,628)		$18,450,389

FOREIGN COMMON STOCKS (45.4%)

Breweries (17.1%)
Anheuser-Busch InBev SA/NV – ADR	224,705	19,677,417
Union de Cervecerias Peruanas
Backus y Johnston SAA	754,902	5,140,672
		24,818,089

Soft Drink Bottling and Distribution (17.4%)
Arca Continental SAB de CV	2,662,191	17,181,758
Corporaciòn Lindley SA(2)	6,048,422	8,146,085
		25,327,843

Wired and Wireless
Telecommunications Carriers (10.9%)
Liberty Latin America Ltd. – Class A(1)	107,143	2,232,860
Liberty Latin America Ltd. – Class C(1)	656,980	13,553,498
		15,786,358
TOTAL FOREIGN COMMON STOCKS
(Cost $62,703,998)		$65,932,290

FOREIGN PREFERRED STOCKS (10.8%)

Soft Drink Bottling and Distribution (10.8%)
Coca-Cola Embonor SA – Class B	6,379,772	15,710,977
TOTAL FOREIGN PREFERRED STOCKS
(Cost $12,331,422)		$15,710,977

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments
September 30, 2018

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (26.9%)

U.S. Treasury Bills (26.9%)
0.000%, 11/15/2018(1)	$39,056,000	$38,954,637
TOTAL SHORT-TERM INVESTMENTS
(Cost $38,955,406)		$38,954,637
TOTAL INVESTMENTS (95.8%)
(Cost $124,369,454)		$139,048,293
TOTAL CASH INCLUDING
FOREIGN CURRENCY (4.6%)		6,654,020
TOTAL LIABILITIES IN
EXCESS OF OTHER ASSETS (0.4%)		(640,329)
NET ASSETS (100.0%)		$145,061,984

(1)	Non-income producing security.
(2)	This security was deemed illiquid according to the Fund’s liquidity guidelines. The value of this security was $8,146,085 or 5.6% of net assets.

Common Abbreviations:
ADR – American Depositary Receipt
SA – Sociedad Anonima
SAA – Sociedad Anonima Abierta
SA/NV – Societe Anonyme/Naamloze Vennootschap
SAB de CV – Sociedad Anonima Bursatil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
September 30, 2018

ASSETS:
Investments, at value (cost $124,369,454)	$139,048,293
Cash	6,652,585
Foreign currency, at value (cost $1,440)	1,435
Receivable for fund shares sold	24,412
Dividends and interest receivable	67,201
Prepaid expenses	39,065
Total Assets	145,832,991

LIABILITIES:
Payable for investments purchased	52,130
Payable for fund shares redeemed	494,313
Accrued investment advisory fees, net of waiver	140,338
Accrued custody fees	14,003
Other payables and accrued expenses	70,223
Total Liabilities	771,007
NET ASSETS	$145,061,984

COMPOSITION OF NET ASSETS:
Paid-in capital	$116,698,247
Total distributable earnings	28,363,737
Net Assets	$145,061,984

Shares of common stock outstanding
(unlimited number of shares authorized)	9,024,841
Net Asset Value, Offering, and
Redemption Price Per Share	$16.07

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Year Ended September 30, 2018

INVESTMENT INCOME:
Dividends (Net of Withholding tax of $295,964)	$1,672,191
Interest	737,839
Total Investment Income	2,410,030

EXPENSES:
Investment adviser fees	2,236,893
Fund accounting and administration fees	115,803
Custody fees	78,706
Transfer agent fees and expenses	60,891
Chief compliance officer fees	48,967
Legal fees	35,204
Federal and state registration fees	33,143
Trustee fees	33,101
Insurance fees	27,912
Service fees	24,395
Auditing and tax fees	17,501
Printing fees	14,339
Miscellaneous expense	3,103
Total expenses before reimbursement	2,729,958
Less fees reimbursed by investment adviser	(493,065)
Net Expenses	2,236,893
Net Investment Income	173,137

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	14,627,223
Foreign currency transactions	(22,627)
Total	14,604,596
Net change in unrealized depreciation on:
Investment securities	(15,216,925)
Foreign currency translation	(703,862)
Total	(15,920,787)
Net Realized and Unrealized Loss on Investments
and Foreign Currency Transactions	(1,316,191)
Net Decrease in Net Asset from Operations	$(1,143,054)

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
FROM OPERATIONS:
Net investment income	$173,137	$320,237
Net realized gain on investments
and foreign currency transactions	14,604,596	2,574,640
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency translation	(15,920,787)	11,036,108
Net Increase (Decrease)
in Net Assets from Operations	(1,143,054)	13,930,985

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends and distributions	(2,856,212)	(5,822,023	)*
Total distributions	(2,856,212)	(5,822,023)

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	10,836,626	25,362,076
Dividends reinvested	2,346,793	4,758,905
Value of shares redeemed	(15,467,879)	(10,764,053)
Net Increase (Decrease) Resulting
from Capital Transactions	(2,284,460)	19,356,928
Redemption fees	28	1,544
Net Increase (Decrease) in Net Assets	(6,283,698)	27,467,434
NET ASSETS:
Beginning of period	151,345,682	123,878,248
End of period	$145,061,984	$151,345,682	**

*	This amount is comprised of only net realized gains.
**	Includes accumulated undistributed net investment income of $246,572.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

Net Asset Value – Beginning of Period

Income from Investment Operations
Net investment income (loss)(1)
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions and translations(1)
Total Income (Loss) from Investment Operations

Distributions to Shareholders
Net investment income
Net realized gains
Total Distributions

Capital Share Transactions
Redemption fees added to paid-in capital
Total Capital Share Transactions
Net Asset Value – End of Period

Total Return

Ratios and Supplemental Data:
Net assets, at end of period (000s)
Ratios to average net assets:
Expenses including reimbursement/waiver
Expenses excluding reimbursement/waiver
Net investment income (loss) including reimbursement/waiver
Net investment loss excluding reimbursement/waiver
Portfolio turnover rate

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Less than 0.005%.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

For the	For the	For the		For the	For the
Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
September 30,	September 30,	September 30,		September 30,	September 30,
2018	2017	2016		2015	2014
$16.52	$15.81	$14.55		$16.05	$14.99

0.02	0.03	—	(2)	(0.02)	(0.02)

(0.15)	1.43	1.26		(0.89)	1.44
(0.13)	1.46	1.26		(0.91)	1.42

(0.03)	—	—		—	(0.01)
(0.29)	(0.75)	—		(0.59)	(0.35)
(0.32)	(0.75)	—		(0.59)	(0.36)

— (2)	— (2)	—	(2)	— (2)	— (2)
— (2)	— (2)	—	(2)	— (2)	— (2)
$16.07	$16.52	$15.81		$14.55	$16.05
-0.89%	9.79%	8.66%		-5.92%	9.64%

$145,062	$151,346	$123,878		$122,253	$147,051

1.49%	1.49%	1.49%		1.49%	1.49%
1.82%	1.80%	1.79%		1.75%	1.76%
0.12%	0.23%	0.00	%(3)	-0.10%	-0.13%
-0.21%	-0.08%	-0.30%		-0.36%	-0.40%
37%	5%	9%		1%	6%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2018

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009.  The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”).  The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”).  The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision.  The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy.  When the market is considered inactive, the securities are categorized in Level 2 or Level 3.  Short-term securities, including bonds, notes, debentures, and other debt securities, and money market instruments such as certificates of deposit,

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2018

commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short-term debt securities which are not priced by a pricing service, or in which the Adviser does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates fair value, unless the Adviser determines that amortized cost does not approximate fair value. They are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2018

gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2018

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2018:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$18,450,389	$—	$—	$18,450,389
Foreign
Common Stocks	57,786,205	8,146,085	—	65,932,290
Foreign
Preferred Stocks	15,710,977	—	—	15,710,977
Short-Term
Investments	—	38,954,637	—	38,954,637
TOTAL	$91,947,571	$47,100,722	$—	$139,048,293

(1)	Please refer to the schedule of investments to view securities by industry type.

All securities of the Fund were valued using Level 1 and Level 2 inputs for the year ended September 30, 2018.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income, and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2018

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2018, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2015.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2018

Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains.  Accordingly, no provision has been made for federal income taxes.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
Ordinary Income	$246,572	$—
Long-Term Capital Gains	2,609,640	5,822,023
Total	$2,856,212	$5,822,023

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2018, certain differences were reclassified.  These differences were due to foreign currency reclassifications and deemed dividend distributions to redeeming shareholders; the amounts reclassified did not affect net assets.  The reclassifications were as follows:

Decrease Total Distributable Earnings	$(1,073,102)
Increase Paid-in Capital	$1,073,102

B. Tax Basis of Investments:  As of September 30, 2018, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$124,370,894
Gross unrealized appreciation	22,724,535
Gross unrealized depreciation	(8,045,608)
Net tax unrealized appreciation	14,678,927
Undistributed ordinary income	146,150
Undistributed long-term capital gains	13,538,660
Accumulated earnings	13,684,810
Total accumulated earnings	$28,363,737

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2018

loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st,  and other ordinary income attributable to the portion of the taxable year after December 31st. There were no post-October losses or qualified late-year ordinary losses for the fiscal year ended September 30, 2018.

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser.  The Management Agreement has been renewed through May 26, 2019.  Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund.  The management fee is paid, in arrears monthly, at an annual rate equal to 1.49% of the average daily net assets of the Fund.  Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through February 1, 2020. Without this agreement, expenses for shares of the Fund would be higher.  The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets.  The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the month in which the fees and expenses were deferred. As of September 30, 2018, the Adviser may in the future recover fee reductions and expense reimbursements totaling $493,065, $434,823, and $373,479 from the Fund. The Adviser may recover these amounts no later than

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2018

September 30th of 2021, 2020, and 2019, respectively. In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and implicitly eliminated its ability to recapture any of the Fund’s previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.  An employee of U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, also served as an Officer of the Trust through May 16, 2018. An employee of Foreside Fund Officer Services, LLC (“FFOS”) serves as Chief Compliance Officer of the Trust.

The Fund has entered into Service Agreements with Fund Services and a Custody Agreement with U.S. Bank, N.A., an affiliate of Fund Services.  Under these agreements, Fund Services and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting, and custody services. As compensation for its services, Fund Services and U.S. Bank, N.A. are entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to a minimum annual fee. Fees paid by the Fund for transfer agency, administrative, accounting, and custody services for the year ended September 30, 2018 are disclosed in the Statement of Operations.

Additionally, the Fund has entered into a Distribution Agreement with Foreside Financial Services, LLC.  Foreside Financial Services, LLC is an affiliate of FFOS.

5. INVESTMENT TRANSACTIONS

During the year ended September 30, 2018, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $38,010,054 and $35,813,142, respectively. There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2018.

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2018

6. SHARES OF BENEFICIAL INTEREST

On September 30, 2018, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund.  Transactions in shares of beneficial interest were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2018	2017
Beginning Shares	9,161,123	7,836,632
Shares Sold	658,663	1,686,063
Shares Issued in Reinvestment
of Distributions	140,779	321,114
Total	9,960,565	9,843,809
Less Shares Redeemed	(935,724)	(682,686)
Ending Shares	9,024,841	9,161,123

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund under section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2018, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 69% of the Fund’s shares.

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. As of September 30, 2018, 56.2% of the Fund’s net assets were invested in foreign securities.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure

The Cook & Bynum Fund	Notes to Financial Statements
September 30, 2018

requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments were required to the financial statements.

Report of Independent Registered
The Cook & Bynum Fund	Public Accounting Firm

To the Shareholders and Board of Trustees of The Cook & Bynum Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cook & Bynum Fund (the “Fund”), as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.

Cleveland, Ohio
November 16, 2018

The Cook & Bynum Fund	Additional Information
September 30, 2018 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $10,000 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30th is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2018 as dividends qualifying for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2018 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Cook & Bynum Fund	Additional Information
September 30, 2018 (Unaudited)

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871(k)(2)(C) of the Internal Revenue Code.

Foreign Tax Credit Pass Through
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amount as foreign taxes paid for the period ended September 30, 2018. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

		Portion of Ordinary Income
Credible Foreign	Per Share	Distribution Derived from
Taxes Paid	Amount	Foreign Sourced Income
295,964	$0.0328	77.29%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

5. BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held May 16, 2018, the Board of Trustees of the Cook & Bynum Funds Trust (the “Trust”), including a majority of the independent trustees, evaluated and approved the renewal of the advisory contract between the Trust, on behalf of The Cook & Bynum Fund (the “Fund”), and Cook & Bynum Capital Management, LLC (the “Adviser”).  In advance of the May 16, 2018 meeting, the Board requested and received materials to assist them in considering the advisory contract.  The materials contained information with respect to the factors enumerated below, including the advisory contract, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the advisory contract, and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, the Adviser’s Form ADV, biographic information regarding the Adviser’s key management and investment advisory personnel, the Adviser’s compliance manual, and comparative fee information relating to the Fund) as well as other pertinent

The Cook & Bynum Fund	Additional Information
September 30, 2018 (Unaudited)

information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the independent trustees approved the renewal of the advisory contract between the Adviser and the Trust, on behalf of the Fund. In approving the renewal of the advisory contract, the trustees considered all information they deemed reasonably necessary to evaluate the terms of the contract in accordance with the Gartenberg factors. In their deliberations, the Board members did not identify any particular information that was all important or controlling, and each trustee may have attributed different weights to the various factors.

Nature and Quality of Services
The trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Fund. They considered a presentation by the Adviser discussing its application of the Fund’s stated investment strategy, portfolio research process, and third-party vendor oversight, in addition to the regulatory compliance services provided by the Adviser to the Fund. The presentation included, and the trustees considered, information describing the personnel responsible for the day-to-day investment, back office/administrative, and compliance activities of the Fund; the Adviser’s existing and planned staffing levels; and the Adviser’s portfolio management capabilities. The trustees also considered and discussed information regarding the scope and quality of the Adviser’s compliance policies and procedures, which are reasonably designed to, among other things, prevent violations of the Investment Advisers Act of 1940, as amended, and address the Adviser’s conflicts of interest in providing services to the Fund and its other advisory clients.  The trustees further discussed the quality of the Adviser’s compliance infrastructure overall. Based on these factors and after a lengthy discussion, the trustees concluded that they were satisfied with the nature, extent, and quality of services provided by the Adviser under the advisory contract and that the Adviser was providing essential services to the Fund.

Investment Performance
The trustees reviewed the Fund’s performance under the Adviser’s management. They considered the Fund’s performance and compared the performance of the Fund to its benchmark indices, the S&P 500 Index Plus Dividends and the MSCI All Country World Index, as well as other relevant indices over various periods of time. The trustees noted that, in recent years, the Fund has held a significant amount of cash in its portfolio due to a lack of investment opportunities that meet the Adviser’s investment criteria, which has impacted relative performance versus fully invested funds. They led a thorough discussion related to the investment strategy and performance expectations in the current market, noting that the Adviser’s unique strategy

The Cook & Bynum Fund	Additional Information
September 30, 2018 (Unaudited)

and its use of cash appeals to a specific niche of investors and highlighting certain of the current investments held by the Fund. The trustees also considered the Fund’s performance compared to the performance of a peer group of funds as selected by a third-party service and the Adviser’s management, and the Adviser reiterated its commitment to follow its investment approach even though it has led to underperformance for the 3-year, 5-year, and since inception periods relative to the Fund’s primary benchmarks and some of the other funds with similar value-based investment strategies. During this discussion and in response to a question from the Board, the trustees also considered the Fund’s performance as compared to performance information for the Adviser’s other advisory clients, which are privately pooled investment vehicles that apply the same investment approach (and date back to the Adviser’s 2001 inception) and reflect outperformance over more than a full market cycle. After a detailed discussion, the Board concluded that the overall performance of the Fund warranted the continuation of the advisory agreement.

Fees
The trustees examined the fees paid to the Adviser under the advisory contract, the Fund’s overall expense ratio, and the fund expenses paid by the Adviser pursuant to the Fund’s amended expense limitation agreement. They reviewed information compiled by an independent, third-party data source comparing the Fund’s advisory fee and expense ratio to the advisory fees charged by, and the expense ratios of, a peer group of funds. They considered the Adviser’s obligation under the expense limitation agreement to reimburse the Fund for the excess, if any, in any period during the term of the agreement that the Fund’s operating expenses are over 1.49% of the Fund’s average daily net asset values. The trustees also considered information regarding the management fees charged by the Adviser to its other advisory accounts, noting that clients in the other advisory accounts were charged a 1.50% management fee plus other operating expenses. While the trustees noted that the Fund’s management fee was on the higher end relative to its peer group, it also noted that the Fund’s overall fee level after the fee waiver was near the average for the same peer group. After a robust discussion of the relevant factors, it was the consensus of the Board that those fees were appropriate for the services provided and were fair and reasonable.

Profitability and Other Benefits to the Investment Adviser
The trustees next reviewed financial information provided by the Adviser for the relevant time period, discussed the Adviser’s financial position and profitability with respect to the Fund, and evaluated the Adviser’s financial commitment to the Fund. They also considered other benefits to the Adviser

The Cook & Bynum Fund	Additional Information
September 30, 2018 (Unaudited)

as a result of its relationship with the Fund. After further discussion, the trustees concluded that the Adviser’s profitability from its relationship with the Fund was not excessive and would support the renewal of the contract.

Economies of Scale
The trustees considered information concerning economies of scale and whether the existing fees paid by the Fund to the Adviser might require adjustment considering any economies of scale. The trustees determined that no modification of the existing fee level was necessary.

In light of the factors discussed and considered, the trustees concluded that the renewal of the advisory contract was in the best interest of the Fund and its shareholders. This conclusion was not based on any single factor, but on the evaluation of all of the factors and information reviewed and evaluated by the trustees. Based upon such conclusions, the trustees, including all of the independent trustees, approved the renewal of the advisory contract.

6. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.”  Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information
September 30, 2018 (Unaudited)

Interested Trustees and Officers

# of
Portfolios
Name,		Term of		in Fund	Other
Age	Position(s)	Office and		Complex	Director/
and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions
Interested Trustees
J. Dowe	Trustee,	Mr. Bynum	Mr. Bynum has been	1	None
Bynum^	Vice	has served	a Principal of Cook & Bynum
Year of	President,	as a Trustee	Capital Management, LLC
Birth:	Secretary	of the Trust	(“CBCM”) since 2006.
1978		since March
2009.
Independent Trustees
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford & Company		Chairman,
Birth:		of the Trust	since January 1, 2010.		Crawford &
1955		since May			Company
2010.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm
Year of		as a Trustee	of Bainbridge, Mims,
Birth:		of the Trust	Rogers & Smith LLP
1958		since March	since January 1990.
2009.
Donald P.	Trustee	Mr. Carson	Mr. Carson has been the	1	None
Carson		has served	Managing Director of The
Year of		as a Trustee	Ansley Capital Group LLC
Birth:		of the Trust	and a Principal of Ansley
1949		since April	Equity Partners, LLC since
		2014.	2014. Mr. Carson has been
the Principal of both Ansley
Securities LLC (broker-dealer)
and Don Carson Associates
LLC (a financial advisory
services firm) since May 2013.
Prior to that, Mr. Carson
served as President of RFA
Management Company LLC
from September 2003 to
April 2013.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Mr. Bynum is an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

The Cook & Bynum Fund	Additional Information
September 30, 2018 (Unaudited)

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served**	During Past Five Years
Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a Principal of and Portfolio
Cook		has served	Manager for CBCM since 2006.
Year of		as President
Birth:		of the Trust
1978		since March
2009.
David A.	Vice	Mr. Hobbs	Since May 2010, Mr. Hobbs has served as a
Hobbs	President	has served	Principal and President of CBCM.
Year of		as Vice President
Birth:		of the Trust
1977		since January
2011.
Amanda S.	Treasurer	Mrs. Pridgen	Mrs. Pridgen joined CBCM in 2014 and prior to
Pridgen		has served	that worked at Georgia Pacific from 2007 to 2014.
Year of		as Treasurer
Birth:		of the Trust
1983		since May
2018.
James R.	Chief	Mr. Nash has	Since January 2016, Mr. Nash has served as a Fund
Nash	Compliance	served as Chief	Chief Compliance Officer for Foreside Fund Officer
Year of	Officer,	Compliance	Services, LLC. From June 2014 to January 2016, he
Birth:	Anti- Money	Officer and	was Senior Associate and Regulatory Administration
1981	Laundering	Anti-Money	Advisor of JP Morgan Chase & Co. From 2011 to
Foreside	Officer	Laundering	2014, he served as a Product Analyst for Linedata
Fund		Officer of the	Services, a service provider in the investment
Officer		Trust since	management and credit industry.
Services, LLC		January 2017.
10 High Street
Suite 302
Boston, MA
02110

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

 (This Page Intentionally Left Blank.)

The Cook & Bynum Fund

Annual Report | September 30, 2018

Fund distributed by Foreside Financial Services, LLC
www.cookandbynum.com/cobyx | 877-839-COBY (2629)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles H. Ogburn is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2018	FYE 09/30/2017
Audit Fees	14,500	14,500
Audit-Related Fees
Tax Fees	3,000	3,000
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2018	FYE 09/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2018	FYE 09/30/2017
Registrant
Registrant’s Investment Adviser

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)* /s/ Richard P. Cook
  Richard P. Cook,
  President (Principal Executive Officer)

Date    November 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Richard P. Cook
  Richard P. Cook,
  President (Principal Executive Officer)

Date    November 19, 2018

By (Signature and Title)* /s/ Amanda S. Pridgen
 Amanda S. Pridgen,
 Treasurer (Principal Financial Officer)

Date    November 19, 2018

* Print the name and title of each signing officer under his or her signature.